October 14, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                  Re:  The Sherwood Group, Inc. - Definitive Proxy Statement

Ladies and Gentlemen:

         On behalf of our client, The Sherwood Group, Inc. (the "Company"), enclosed for filing is the Definitive Proxy Statement for the Company's Special Meeting of Stockholders pursuant to Rule 14a-6 of Regulation 14A of the Securities Exchange Act of 1934, as amended, the Schedule 14A Information
Statement, the Notice of the Special Meeting to the Company's stockholders and the form of Proxy for the Special Meeting of Stockholders. The Company intends to mail definitive proxy material to its stockholders on or about November 12, 1997.

If you have any questions or comments  regarding this filing,  please call Frank
E. Lawatsch, Jr. at (201) 596-4637.

                                                     Very truly yours,



                             Frank E. Lawatsch, Jr.

Enclosures

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

 Filed by the registrant |X|

 Filed by a party other than the registrant |_|

 Check the appropriate box:

 | |Preliminary proxy statement     Confidential, for use of the Commission only
 |x|Definitive proxy statement        (as permitted by Rule 14a-6(e)(2))
 |_|Definitive additional materials
 |_|Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12

                            THE SHERWOOD GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

       ---------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

        |x|No fee required
        |_| Fee computed on table per Exchange Act Rules 14a-6(i)(4) and 0-11

        (1)  Title of each class of securities to which transaction applies:
                                 N.A.
--------------------------------------------------------------------------------
        (2)  Aggregate number of securities to which transaction applies:
                                 N.A.
--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                                 N.A.
--------------------------------------------------------------------------------

        (4)  Proposed maximum aggregate value of transaction:
                                 N.A.
--------------------------------------------------------------------------------

        (5)  Total Fee Paid:
                                 N.A.
--------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials:
                                 N.A.
--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:
                                 N.A.
--------------------------------------------------------------------------------
        (2) Form, Schedule or Registration Statement No.:
                                 N.A.
--------------------------------------------------------------------------------

        (3) Filing Party:
                                 N.A.
--------------------------------------------------------------------------------

        (4) Date Filed:
                                 N.A.
--------------------------------------------------------------------------------

                            The Sherwood Group, Inc.
                            10 Exchange Place Centre
                          Jersey City, New Jersey 07302


   ----------------------------------------------------------------------

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD DECEMBER 12, 1997
   ----------------------------------------------------------------------


A Special Meeting of the Stockholders of The Sherwood Group, Inc. (the "Company") will be held at the Company's offices at 10 Exchange Place Centre, Jersey City, New Jersey 07302, 15th Floor, on December 12, 1997 at 4:00 p.m., New Jersey time for the following purposes:

         (1) To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to change the Company's name from "The Sherwood Group, Inc." to "National Discount Brokers Group, Inc."

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 11, 1997, as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding the proposal to be made.

All stockholders are asked to complete, sign and date the enclosed proxy and return it promptly by mail in the enclosed self-addressed envelope, which does not require postage if mailed in the United States.

                                              By Order of the Board of Directors


                                              Dennis Marino
                                              Secretary

November 12, 1997
Jersey City, New Jersey

                            The Sherwood Group, Inc.
                            10 Exchange Place Centre
                          Jersey City, New Jersey 07302

 ------------------------------------------------------------------
                Proxy Statement For Special Meeting
 ------------------------------------------------------------------

         This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of The Sherwood Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies to be used at the Special Meeting of Stockholders (the "Meeting") to be held at the Company's offices at 10 Exchange Place Centre, Jersey City, New Jersey 07302, 15th Floor, on December 12, 1997 at 4:00 p.m. New Jersey time, and at any adjournment thereof. This Proxy Statement and the accompanying Notice and Proxy are being mailed to stockholders on or about November 12, 1997. The principal executive offices of the Company are located at the address indicated above.

         Only stockholders of record at the close of business on the record date, November 11, 1997 (the "Record Date"), will be entitled to vote at the Meeting and at all adjournments thereof.

         On November 11, 1997, there were outstanding and entitled to vote 12,724,624 shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon. A majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. Holders of Common Stock have no cumulative voting rights.

                                Voting Of Proxies

         If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (with respect to the matters as to which the stockholder is entitled to vote) (a) "FOR" the approval of an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation") pursuant to which the Company's name would be changed from "The Sherwood Group, Inc." to "National Discount Brokers, Inc." and (b) in connection with the transaction of such other business as may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the proxy.

         A proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company, by duly executing and delivering to the Secretary of the Company a proxy bearing a later date or by voting in person at the Meeting.

         The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting is required for the ratification and approval of, unless otherwise required by the Delaware General Corporation Law or the Company's Restated Certificate of Incorporation, as amended, any other matter which may be put to a stockholder vote at the Meeting. As to any particular proposal, abstentions will have the same effect as a vote against that proposal, and broker non-votes will not be counted as votes for or against the proposal, and will not be included in counting the number of votes necessary for approval of the proposal. Votes cast, either in person or by proxy, will be tabulated by The American Stock Transfer Company, the Company's transfer agent.

                   Voting Securities and Principal Holders Thereof

Security Ownership Of Certain Beneficial Owners

         The following table sets forth certain information, as of November 11, 1997, regarding the beneficial ownership of the Common Stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock. The Company has been advised that each stockholder listed below has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes following the table.

                         Name and Address                    Amount
                        of Beneficial Owner            Of Beneficial Ownership             Percentage of Class

                  S.G.I. Partners, L.P.
                  412 Harwood Building
                  Scarsdale, NY 10583                        4,000,000 (1)                         31.51%

                  Carl H. Hewitt
                  120 Broadway
                  New York, NY 10006                         4,000,000 (1)                         31.51%

                  Arthur Kontos
                  10 Exchange Place
                  Jersey City, NJ 07302                      2,754,159 (2)                         21.58%

                  Peter A. Kellogg
                  120 Broadway
                  New York, NY 10006                         1,021,500 (3)                         8.05%

(1)      Comprised of 4,000,000 shares of Common Stock held by S.G.I. Partners, L.P.

(2) Comprised of 1,337,854 shares of Common Stock held by Mr. Kontos and 70,446 shares of Common Stock underlying Mr. Kontos' currently exercisable stock options. Also includes 125,000 shares of Common Stock held by the Arthur Kontos Foundation, 778,562 shares of Common Stock held by limited partnerships of which Mr. Kontos is the general partner and Mr. Kontos' children are sole limited partners, and 442,297 shares over which he has only sole voting power which are subject to a voting trust agreement with his former wife.

(3) Comprised of 650,000 shares of Common Stock held by Mr. Kellogg, 350,000 shares of Common Stock held by a corporation, all of whose voting stock is held by Mr. Kellogg and of which Mr. Kellogg is president, and 21,500 shares of Common Stock held by the Cynthia and Peter Kellogg Foundation. Peter A. Kellogg is also a limited partner of S.G.I. Partners, L.P.

Security Ownership of Management


         The following table sets forth certain information, as of November 11, 1997, regarding the beneficial ownership of the Common Stock by each director and named executive officer of the Company and by all directors and executive officers as a group. The Company has been advised that each stockholder listed below has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes below. Sherwood Securities Corp. ("Sherwood Securities") is a wholly-owned subsidiary of the Company specializing in the wholesale market making of over-the-counter securities. Equitrade Partners ("Equitrade") is an affiliate of the Company which acts as a specialist on The New York Stock Exchange. The Company and one of its wholly-owned subsidiaries own an aggregate of 75% of the capital of Equitrade.

                                                                  Amount of
            Name and Title                                   Beneficial Ownership        Percentage of Class

            Arthur Kontos,                                           2,754,159   (1)             21.58%
            Vice Chairman of the Board and Chief
            Executive Officer of the Company

            James H. Lynch, Jr.,                                        35,100                     *
            Chairman of the Board and Director

            John P. Duffy, Director                                     44,000   (2)               *

            Carl H. Hewitt, Director                                 4,000,000   (3)             31.51%

            Dennis Marino,                                             211,698   (4)              1.66%
            Executive Vice President and Chief
            Administrative Officer of the Company;
            President of Sherwood Securities

            Richard J. Marino,                                         607,635   (5)              4.78%
            Chairman of the Board of Sherwood
            Securities

            Thomas Neumann,                                            143,436                    1.13%
            Executive Vice President of the
            Company; Head of Capital Markets
            of Sherwood Securities

            Ralph N. Del Deo, Director                                  30,000   (6)               *

            James Romano,                                               10,000   (7)               *
            Senior Vice President of Sherwood
            Securities

            William Karsh,                                              39,501   (8)               *
            Executive Vice President and
            Treasurer of the Company

            Stephen J. DiLascio,                                         1,000                     *
            Director, Managing General
            Partner of Equitrade

            All Directors and Executive Officers as                  7,879,329                   61.22%
            a Group (13 persons) (9)

                   * Less than 1%

         (1) Consists of 1,337,854 shares of Common Stock held by Mr. Kontos, 70,446 shares of Common Stock underlying Mr. Kontos' currently exercisable stock options, 125,000 shares of Common Stock held by the Arthur Kontos Foundation, 778,562 shares of Common Stock held by limited partnerships of which Mr. Kontos is the general partner and Mr. Kontos' children are sole limited partners and 442,297 shares over which he has only sole voting power which are subject to a voting trust agreement with his former wife.

         (2)  Consists of 40,000  shares of Common  Stock held by Mr.  Duffy and 4,000  shares of Common Stock held in trust for Mr.
Duffy's children.

         (3)  Consists of 4,000,000 shares of Common Stock held by S.G.I. Partners, L.P.

         (4) Consists of 166,508 shares of Common Stock held by Mr. D. Marino and 45,190 shares of Common Stock underlying Mr. D. Marino's currently exercisable stock options.


         (5) Consists of 595,341 shares of Common Stock held by Mr. R. Marino and 12,294 shares of Common Stock underlying Mr. R. Marino's currently exercisable stock options.


         (6) Consists of 20,000 shares of Common Stock held by Mr. Del Deo and 10,000 shares of Common Stock held by his wife.


         (7) Consists of 5,000 shares of Common Stock held by Mr. Romano and 5,000 shares of Common Stock underlying Mr. Romano's currently exercisable stock options.

         (8) Consists of 27,162 shares of Common Stock held by Mr. Karsh and 12,339 shares of Common Stock underlying Mr. Karsh's currently exercisable stock options.

         (9) Includes 145,269 shares of Common Stock underlying stock options exercisable within 60 days of November 11, 1997.

PROPOSAL 1.    PROPOSAL TO CHANGE COMPANY'S NAME

         The Board of Directors has adopted a resolution amending Article 1 of the Company's Restated Certificate of Incorporation, as amended, to change the Company's name from "The Sherwood Group, Inc." to "National Discount Brokers Group, Inc." (the "Charter Amendment"). Article 1 of the Restated Certificate of Incorporation, as amended by the Charter Amendment, is attached as Exhibit A to this Proxy Statement.

         The name "National Discount Brokers Group, Inc." was selected to reflect the Company's primary focus of providing discount brokerage services on a national basis. The Board of Directors believes that the words "National" and "Discount Brokers" are more consistent with the nature of the Company's operations and, therefore, has proposed the change of name.

         The Board of Directors has directed that the Charter Amendment be submitted for stockholder approval. The affirmative vote of the holders of a majority of the outstanding shares of Company's Common Stock voted in person or by proxy at the Meeting is required for approval of the Charter Amendment.

         The Board of Directors recommends a vote "FOR" the amendment to the Restated Certificate of Incorporation.

Stockholder Proposals For Next Annual Meeting

         Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company at its offices at 10 Exchange Place Centre, Jersey City, New Jersey 07302, on or before June 4, 1998, for consideration for inclusion in the proxy material for such annual meeting of stockholders.

Expenses Of Solicitation

         The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

Other Matters

         The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

                                              By Order of the Board of Directors


                                              Dennis Marino
                                              Secretary

Dated:  November 12, 1997

                                                EXHIBIT A(1)

                                                Article 1
                                                    of
                                  Restated Certificate of Incorporation

         1. The name of the Corporation is NATIONAL DISCOUNT BROKERS GROUP, INC. (hereinafter referred to as the Corporation").
















--------
(1) Underscored language represents new language added to Article 1 and language which is lined out is to be removed from Article 1.

                                              THE SHERWOOD GROUP, INC.
     The undersigned hereby appoints Dennis Marino and Thomas Neumann, and each of them, with full power of substitution, as proxies for the undersigned, to attend the special meeting of stockholders of The Sherwood Group, Inc. (the "Company"), to be held at the Company's offices at 10 Exchange Place Centre, Jersey City, New Jersey 07302, 15th Floor on December 12, 1997, at 4:00 p.m., New Jersey time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows: 1. Approval of an amendment to the Company's Restated Certificate of Incorporation, as amended, changing the Company's name to "National Discount Brokers Group, Inc."

FOR    AGAINST    ABSTAIN
2. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.
                                                     (Continued on reverse side)



(Continued from previous side)


     The Proxies will vote as specified herein or, if a choice is not specified, they will vote FOR the proposal set forth in Item 1 and in their discretion with respect to the matters referred to in Item 2.
     This Proxy is solicited by the Board of Directors of the Company.


               Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated November 12, 1997 is hereby acknowledged.

                                Date:  ________________________________,1997

                                ---------------------------------------------

                                ---------------------------------------------
                                                   (Signatures)

                               (Please sign exactly as your names appear hereon, indicating, where proper, official position or representative capacity.)